Exhibit 10.2

Execution Version

AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT, dated as of February 9, 2016 (this “Amendment”), is entered into by and among Essendant Co., an Illinois corporation (formerly known as United Stationers Supply Co.; the “Company”), Essendant Inc., a Delaware corporation (formerly known as United Stationers Inc.; the “Parent”), and the holders of Notes issued by the Company that are parties hereto (the “Holders”).  The Holders represent more than 50% in aggregate principal amount of the Notes outstanding as of the date hereof and are the “Required Holders” as defined in the Note Purchase Agreement.

RECITALS

A.Pursuant to a Note Purchase Agreement dated as of November 25, 2013, among the Company, the Parent and the purchasers listed on Schedule A thereto (as amended, supplemented or otherwise modified prior to the date hereof, the “Note Purchase Agreement”), the Company previously issued $150,000,000 aggregate principal amount of its 3.75% Secured Senior Notes due January 15, 2021 (the “Notes”).

B.The Company may choose to prepay Notes with Make-Whole Amount pursuant to Section 8.2 (the “Pre-Payment”) of the Note Purchase Agreement.

C.Section 8.2 of the Note Purchase Agreement sets forth certain notice and timing requirements applicable to the Pre-Payment.

D.In order to accommodate the Pre-Payment, the Holders have agreed to amend certain provisions of Section 8.2 of the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

E.Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of the date first above written, the parties agree as follows:

1.Amendment.  With respect to any optional prepayment of the Notes by the Company pursuant to Section 8.2 of the Note Purchase Agreement occurring from the date hereof through February 28, 2017, the timing and notice requirements set forth in the second sentence of Section 8.2 of the Note Purchase Agreement are hereby amended so that the Company will give each holder of Notes written notice of each optional prepayment under Section 8.2 no later than 3:30 P.M. EST not less than two (2) Business Days and not more than sixty (60) days prior to the date fixed for such prepayment.

2.Miscellaneous.

(a)This Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and, all terms, conditions and covenants contained in the Note

4228250

Purchase Agreement, except as expressly waived and modified by this Amendment, are hereby ratified and shall be and remain in full force and effect.

(b)This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if, executed counterparts of this Amendment, duly executed by the Company, the Parent, and the holders of more than 50% of the Notes and acknowledged and agreed to by the Subsidiary Guarantors, shall have been delivered to Chapman and Cutler LLP, as special counsel to the holders of the Notes.

(c)The Company and the Parent each represent and warrant that no Default or Event of Default has occurred which is continuing as of the date hereof or would exist after giving effect to this Amendment.

(d)The execution hereof by the parties hereto shall constitute a contract among such parties for the uses and purposes hereinabove set forth, and this Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.  Delivery of an executed counterpart of a signature page hereto by facsimile or email transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

(e)This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the state of New York excluding choice of law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

ESSENDANT CO.

By: /s/Robert J. Kelderhouse
Name: Robert J. Kelderhouse
Title: Vice President and Treasurer

ESSENDANT INC.

By: /s/Robert J. Kelderhouse
Name: Robert J. Kelderhouse
Title: Vice President and Treasurer

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/Anthony Coletta
Name: Anthony Coletta
Title: Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By: PGIM, Inc.
(as Investment Manager)

By: /s/Anthony Coletta
Name: Anthony Coletta
Title: Vice President

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.

By: Prudential Investment Management (Japan), Inc. (as Investment Manager)

By: PGIM, Inc. (as Sub-Adviser)

By: /s/Anthony Coletta
Name: Anthony Coletta
Title: Vice President

FARMERS INSURANCE EXCHANGE
MID CENTURY INSURANCE COMPANY
FARMERS NEW WORLD LIFE INSURANCE COMPANY
PHYSICIANS MUTUAL INSURANCE COMPANY

By: Prudential Private Placement Investors, L.P. (as Investment Advisor)

By: Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/Anthony Coletta
Name: Anthony Coletta
Title: Vice President

METROPOLITAN LIFE INSURANCE COMPANY

By: /s/John Wills
Name: John Wills
Title: Vice President and Managing Director

METLIFE INSURANCE COMPANY USA
f/k/a METLIFE INSURANCE COMPANY OF CONNECTICUT

By MetLife Investment Advisors, LLC, its
Investment Manager

By: /s/C. Scott Inglis
Name: C. Scott Inglis
Title: Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Barings LLC as Investment Adviser

By: /s/Steven J. Katz
Name: Steven J. Katz
Title: Managing Director & Senior Counsel

MASSMUTUAL ASIA LIMITED

By: Barings LLC as Investment Adviser

By:/s/Steven J. Katz
Name: Steven J. Katz
Title: Managing Director & Senior Counsel

WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY

By:/s/Shawn Bengtson
Name: Shawn Bengtson
Title: Vice President, Investment

Acknowledged and agreed to by:

SUBSIDIARY GUARANTORS:

ESSENDANT FINANCIAL SERVICES LLC
ESSENDANT MANAGEMENT SERVICES LLC
ESSENDANT INDUSTRIAL, LLC
O.K.I. SUPPLY, LLC
OKI MIDDLE EAST HOLDING CO.
CPO COMMERCE ACQUISITION, LLC
CPO COMMERCE, LLC
LIBERTY BELL EQUIPMENT CORPORATION
TRANSSUPPLY GROUP, LLC
LABEL INDUSTRIES, INC.
XL CHAMPION HOLDINGS, LLC
AJS GROUP, LLC
NESTOR HOLDING COMPANY
NESTOR SALES HOLDCO, LLC
NESTOR SALES, LLC

By:/s/Robert J. Kelderhouse
Name: Robert J. Kelderhouse
Title: Vice President and Treasurer